                                                                    EXHIBIT 99.2



                                CERTIFICATION OF
                             CHIEF FINANCIAL OFFICER
                         OF RANGE RESOURCES CORPORATION
                       PURSUANT TO 18 U.S.C.SECTION 1350

         1. I, Eddie M. LeBlanc, Chief Financial Officer of Range Resources Corporation (the "Company"), hereby certify to the best of my knowledge that the accompanying report on Form 10-K/A for the quarterly period ending December 31, 2001 and filed with the Securities and Exchange Commission on the date hereof pursuant to Section 13(a) of the Securities Exchange Act of 1934 (the "Report") by the Company fully complies with the requirements of that section.

         2. I further certify to the best of my knowledge that the information contained in the Report, subject to the matters described therein, fairly presents, in all material aspects, the financial conditions and results of operations of the Company.


                                            By:    /s/ Eddie M. LeBlanc
                                                ------------------------------
                                                Name:     Eddie M. LeBlanc
                                                Date:     October 24, 2002